UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 14, 2006

                            EMCLAIRE FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Pennsylvania                     000-18464                    25-1606091
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 (State or other                   (Commission                 (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
  incorporation)


          612 Main Street, Emlenton, PA                     16373
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     (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            EMCLAIRE FINANCIAL CORP.
                           CURRENT REPORT ON FORM 8-K

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 12, 2006, Emclaire Financial Corp. (the "Corporation") announced the appointment of William C. Marsh as Executive Vice President of the Corporation. Mr. Marsh will be elected annually and will serve at the discretion of the board. There is no arrangement or understanding between Mr. Marsh and the Corporation and any person pursuant to which Mr. Marsh has been selected an officer. In addition, it is intended that Mr. Marsh will be appointed to serve as a director of the Corporation at the next board of directors meeting on June 21, 2006. There is no arrangement or understanding between the Corporation and Mr. Marsh pursuant to which Mr. Marsh will be elected a director. Mr. Marsh will be appointed to the Finance Committee and Financial Services Committee.

Mr. Marsh, a certified public accountant who is 40 years of age, has broad banking experience at the executive level, having served as the Chief Financial Officer for several publicly traded financial institutions since 1995, including more than two years as the CFO of the Corporation and Farmers National Bank during 2001 through 2003. Most recently, Mr. Marsh served as Executive Vice President - Chief Financial Officer of Allegheny Valley Bank of Pittsburgh and as Senior Vice President - Chief Financial Officer of NSD Bancorp, Inc., prior to NSD's merger with FNB Corp., in February 2005. Prior to entering the community bank industry in 1995, Mr. Marsh worked as an independent auditor for almost seven years with the international public accounting firm, KPMG LLP, in Pittsburgh, PA, leaving the firm as a manager.

Mr. Marsh has not engaged in any transaction exceeding $60,000 with the Corporation since January 1, 2005 and does not have a family relationship with any director or executive officer of the Corporation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number     Description
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99.1               Press Release dated June 12, 2006 issued by Emclaire
                   Financial Corp.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EMCLAIRE FINANCIAL CORP.



Date:  June 14, 2006            /s/ David L. Cox
                                ------------------------------------------------
                                Name:     David L. Cox
                                Title:    President and Chief Executive Officer